                                Exhibit 4.2

                  NON-COMPETITION AND NAME USE AGREEMENT

     THIS NONCOMPETITION AND NAME USE AGREEMENT is made and entered into this August 29, 1994, by and among WAMPLER-LONGACRE, INC., a Virginia corporation (Wampler-Longacre) and CUDDY FARMS, INC., a North Carolina corporation (Cuddy), CUDDY INTERNATIONAL CORPORATION, a corporation incorporated under the laws of Ontario, A.M.C. Family Holdings, Ltd., a corporation incorporated under the laws of Ontario, and A.M. Cuddy (collectively "Cuddy Group"). RECITALS

     A. Cuddy has heretofore operated two divisions. The farm division is a major supplier of turkey eggs and poults with facilities in North Carolina, South Carolina, Iowa, Missouri, Ohio, Virginia and Minnesota (the Poult Business). The food division is an integrated turkey processor with three turkey processing facilities, a feedmill, growout operations, and an interest in a cold storage distribution center, all located in North Carolina (the Business).

     B. Wampler-Longacre has today purchased substantially all of the Business.

      C. Wampler-Longacre desires to pay Cuddy, on behalf of the Cuddy Group, a certain sum to protect itself and its affiliates from competition and control contests by the Cuddy Group and for certain
rights, described herein, to the use of the "Cuddy" name.      NOW,
THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency thereof is hereby acknowledged, the parties represent and agree as follows:
          1. Covenant Not To Compete. The Cuddy Group jointly and severally agrees that it will not engage in, directly or indirectly, either themselves or for any other person, partnership, corporation, company or entity, or participate (as defined below) in any enterprise involved in the businesses of poultry production for processing, further processing or marketing of processed poultry products (specifically excluded is poultry production of eggs and poults and the marketing of such products) (the Protected Business), in the geographical area in the continental United States in which Wampler-Longacre or its affiliates currently conducts its business, including without limitation, Virginia, West Virginia, North Carolina and Pennsylvania, for a period of four (4) years from the date hereof. As used herein, the term "participate" means lending one's name to, acting as consultant or advisor to, or acquiring any direct or indirect interest in any enterprise, whether as stockholder, partner, officer, director, employee or otherwise (other than by ownership of less than two percent of the stock of a publicly-held corporation and ownership in WLR Foods, Inc.). The Cuddy Group agrees that this covenant is reasonable in its scope, geographical area and duration. However, Cuddy International Corporation and its affiliates will continue to be permitted to provide poultry products for distribution in the United States, but only to McDonalds, Delta Daily Foods and for distribution under three private labels, namely President Choice Products, Master Choice Products and Sensational Brand Products.
     2. Covenant of No Contest. The Cuddy Group agrees that during the period that common stock of WLR Foods, Inc. acquired today by Cuddy in exchange for the Business is subject to voting and transfer restrictions as set forth in Section 13.4 of the Asset Purchase

Agreement dated the date hereof, the Cuddy Group, jointly and severally, agrees none of them, nor any of their affiliates will, directly or indirectly, without in each instance the prior written consent of WLR Foods, Inc., parent corporation of Wampler-Longacre, expressed in a resolution duly adopted by the Board of Directors of WLR Foods, Inc.: (a) solicit any proxies, under any circumstances, for any matter whatsoever with respect to any class of capital stock or other securities of WLR Foods, Inc. which is then entitled to vote in the election of directors or on any other matter (Voting Securities), or become a "participant" in any "election contest" relating to the election of directors of WLR Foods Inc. (as such terms are used in Rule 14a-11 of Regulations 14A under the Securities Exchange Act of 1934, as amended, or to seek to advise or influence any person with respect to the voting of any Voting Securities of WLR Foods, Inc. on any matter whatsoever; (b) act together with any other person for the purpose of acquiring, holding, voting or disposing of any Voting Securities of WLR Foods, Inc. or any options or other rights to acquire any such securities; (c) purchase or otherwise acquire, or offer, propose or agree to purchase or otherwise acquire, or advise, encourage or assist in the acquisition of, any Voting Securities of WLR Foods, Inc. or options or rights to acquire any such securities; or (d) act alone or together with any person to acquire, or propose a business combination with, WLR Foods, Inc.

     3. Use of "Cuddy" Name. Cuddy hereby grants Wampler-Longacre a five (5) year exclusive right and license to use the name or mark "Cuddy," alone or in combination with other names or marks, within the continental United States in connection solely with the Protected Business. This five (5)-year term shall terminate on the fifth anniversary of this Agreement but shall thereafter be renewable upon such terms and conditions as Wampler-Longacre and Cuddy may mutually agree. In addition, Cuddy agrees to allow Wampler-Longacre to license perpetually, or acquire a trademark for "Masterpiece" and "Heritage" in the continental United States.

     4. Cuddy Group Rights. Except as set out in Paragraph 3, the Cuddy Group shall retain all rights to the "Cuddy" name.

     5. Other Users. Cuddy warrants and represents that it has authorized no other person or entity to use the name "Cuddy" or any similar name alone or in conjunction with any other word or symbol for any purpose in the continental United States and that, to its knowledge, no other person or entity is using in the continental United States, without authorization, the name "Cuddy" or any similar name for any purpose other than the corporate name Cuddy Farms, Inc. as used in conjunction with the Poult Business.

      6. Payment. In consideration hereof Wampler-Longacre shall pay Cuddy, by certified or bank cashier's check or other current funds acceptable to Cuddy, the sum of Five Hundred Thousand Dollars ($500,000) payable upon execution hereof. The amount of payment, if any, to be made to D. Bruce Cuddy pursuant to a substantially similar, but separate, agreement shall reduce this sum.

     7. Remedies. The parties acknowledge that a breach of this Agreement by any party will result in substantial and irreparable injury to the other party. If any of the provisions herein are violated, in whole or in part, Wampler-Longacre shall be entitled, upon application to any court of proper jurisdiction as herein agreed, to restrain and enjoin the Cuddy Group, or any one of them, from such violation, and to recover cash and reasonable attorneys' fees in connection with such action, without prejudice to any other remedies Wampler-Longacre may have at law or in equity.

     8. Reformation and Severability. In the event that any provision herein should ever be deemed to exceed the time, geographic, occupational or use limitations permitted by law, the parties agree that such provisions shall be and are reformed to the maximum time, geographic, occupation and use limitations permitted by applicable law. Such determination shall not affect the remaining provisions of this Agreement, all of which shall remain in full force and effect.
     9. Binding Agreement. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, each of the parties hereto and their respective legal representatives, successors and assigns.

      10. Governing Law, Venue. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia applicable to agreements made and to be performed entirely within the Commonwealth. The Circuit Court of the County of Rockingham, Virginia or the United States District Court for the Western District of Virginia, Harrisonburg Division, as appropriate, shall have exclusive jurisdiction and venue over any claims or causes of action concerning this Agreement, except that any claim asserted against Cuddy International Corporation, A.M.C. Family Holdings, Ltd. and A.M. Cuddy shall be pursued only in Ontario, Canada courts.

     11. Waiver. A waiver by any party of a breach of any provision of this Agreement shall not operate as, nor be construed as, a waiver
of any subsequent breach thereof.      IN WITNESS WHEREOF, the parties
have executed this Agreement as of the date first above written.
                                WAMPLER-LONGACRE, INC.



                                By:__________________________________
                                Its:  President


                                CUDDY FARMS, INC.



                                By:___________________________________
                                Its:  Executive Vice President


                                CUDDY INTERNATIONAL CORPORATION



                               By:__________________________________

                               Its:_______________________________


                               A.M.C. FAMILY HOLDINGS, LTD.

                               By:____________________________________

                              Its:___________________________________


                              ______________________________________
                                     A. M. CUDDY

JWF/mc/17939